                                                                   Exhibit 99.19

DEBTOR:  AMERICAN HAWAII PROPERTIES CORPORATION     CASE NUMBER:  01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002

                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

 /s/ NICHOLAS J. DAVISON
 -----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to March Monthly Operating Report

16-Apr-02                  Summary Of Bank, Investment & Petty Cash Accounts            Attachment 1
11:02 PM                         American Hawaii Properties Corporation

Summary                            Case No: 01-10976 (EIK)                                 UNAUDITED

American Hawaii Properties          For Month Of March, 2002
Corp

                                Balances
                  ------------------------------------          Receipts &            Bank
                        Opening               Closing           Disbursements         Statements      Account
Account           As Of 3/01/02          As Of 3/31/02          Included              Included        Reconciled
-------           -------------          -------------          --------              --------        ----------
AHC -- Honolulu            0.00                   0.00          No -                  No -            No -
 Payroll                                                        Account               Account         Account
Bank One                                                        Closed                Closed          Closed
Account#
 -- 552-0110673379

American Hawaii            0.00                   0.00          No -                  No -            No -
 Pro DBA                                                        Account               Account         Account
Bank of Hawaii                                                  Closed                Closed          Closed
Account#
 -- 0001-037773

Honolulu Office            0.00                   0.00          No -                  Not A Bank      No -
Petty Cash                                                      No Activity           Account         No Activity

16-Apr-02                     Receipts & Disbursements             Attachment 2

11:57 PM                    American Hawaii Properties Corp

Summary                      Case No: 01-10976 (EIK)

American Hawaii              For Month Of March, 2002
Properties Corp

Attach 2


              No Receipts Or Disbursements Due To All Accounts Closed

 16-Apr-02          Concentration & Investment Account Statements   Attachment 3
 11:04 PM                 American Hawaii Properties Corp

Summary                      Case No: 01-10976 (EIK)
American Hawaii             For Month Of March, 2002
Properties Corp
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 19-APR-02 08:27:48
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: MAR-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                       PTD-Actual
                                                       31-Mar-02
                                                   -----------------
Revenue

Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                   -----------------
Net Revenue                                                    0.00

Operating Expenses

Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                               0.00
                                                   -----------------
Total Operating Expenses                                       0.00

                                                   -----------------
Gross Profit                                                   0.00

SG&A Expenses

General and Admin Expenses                               (22,785.95)
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                   -----------------
Total SG&A Expenses                                      (22,785.95)

                                                   -----------------
EBITDA                                                    22,785.95

Depreciation                                                   0.00

                                                   -----------------
Operating Income                                          22,785.95

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                1,463,337.47
                                                   -----------------
Total Other Expense/(Income)                           1,463,337.47

                                                   -----------------
Net Pretax Income/(Loss)                              (1,440,551.52)

Income Tax Expense                                             0.00
                                                   -----------------
Net Income/(Loss)                                     (1,440,551.52)
                                                   =================

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:40
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAR-2

currency USD
Company=52 (AHC - HONOLULU OFFICE)


                                             YTD-Actual             YTD-Actual
                                             31-Mar-02               22-Oct-01
                                            ------------          ------------
ASSETS

Cash and Equivalent                                 0.00            175,430.72

Restricted Cash                                     0.00                  0.00

Accounts Receivable                                 0.00              1,334.40

Inventories                                         0.00          1,214,962.00

Prepaid Expenses                                    0.00              7,240.63

Other Current Assets                                0.00                  0.00
                                            ------------          ------------
Total Current Assets                                0.00          1,398,967.75


Fixed Assets                                        0.00          1,553,888.60

Accumulated Depreciation                            0.00           (591,442.88)
                                            ------------          ------------
Net Fixed Assets                                    0.00            962,445.72


Net Goodwill                                        0.00                  0.00

Intercompany Due To/From                    (2,980,226.70)        (3,743,572.98)

Net Deferred Financing Fees                         0.00                  0.00

Net Investment in Subsidiaries                      0.00                  0.00
                                            ------------          ------------
Total Other Assets                          (2,980,226.70)        (3,743,572.98)
                                            ------------          ------------
Total Assets                                (2,980,226.70)        (1,382,159.51)
                                            ============          =============

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:40
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: MAR-2

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                              YTD-Actual       YTD-Actual
                                              31-Mar-02        22-Oct-01
                                            ------------       ------------
LIABILITIES

Accounts Payable                                       0.00              0.00

Accrued Liabilities                                    0.00              0.00

Deposits                                               0.00              0.00

                                               ------------      ------------
Total Current Liabilities                              0.00              0.00


Long Term Debt                                         0.00              0.00

Other Long Term Liabilities                            0.00              0.00

                                               ------------      ------------
Total Liabilities                                      0.00              0.00


OTHER

Liabilities Subject to Compromise                      0.00              0.00

                                               ------------      ------------
Total Other                                            0.00              0.00


OWNER'S EQUITY

Common Stock                                       1,000.00          1,000.00

Add'l Paid In Capital                                  0.00              0.00

Current Net Income (Loss)                      (1,444,219.43)    (1,383,800.96)

Retained Earnings                              (1,537,007.27)          641.45

                                               ------------      ------------
Total Owner's Equity                           (2,980,226.70)    (1,382,159.51)

                                               ------------      ------------
Total Liabilities & Equity                     (2,980,226.70)    (1,382,159.51)
                                               ============      ============

American Hawaii Properties Corporation                            01-10976 (JCA)

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002

                                                                   BEGINNING                                          ENDING
AFFILIATE NAME                                  CASE ID #           BALANCE             DEBITS         CREDITS       BALANCE

American Classic Voyages Co.                    01-10954        (2,484,165.74)            --              --      (2,484,165.74)
AMCV Cruise Operations, Inc.                    01-10967        (5,190,295.02)            --            45.00     (5,190,340.02)
The Delta Queen Steamboat Co.                   01-10970           (43,550.29)             --              --        (43,550.29)
Great AQ Steamboat, L.L.C.                      01-10960             1,496.24              --              --          1,496.24
Great River Cruise Line, L.L.C.                 01-10963            (9,562.38)             --              --         (9,562.38)
Cruise America Travel, Incorporated             01-10966            (1,126.92)             --              --         (1,126.92)
Cape Cod Light, L.L.C.                          01-10962            31,777.30              --              --         31,777.30
Project America, Inc.                                N/A         1,297,351.35              --              --      1,297,351.35
Oceanic Ship Co.                                     N/A         3,724,194.25              --              --      3,724,194.25
Great Hawaiian Cruise Line, Inc.                01-10975            56,709.53     154,744.70        34,258.86        177,195.37
Great Hawaiian Properties Corporation           01-10971            62,430.01              --              --         62,430.01
Great Independence Ship Co.                     01-10969          (542,250.76)             --              --       (542,250.76)
CAT II, Inc.                                    01-10968            (3,675.11)             --              --         (3,675.11)
                                                                ---------------------------------------------------------------
                                                                (3,100,667.54)    154,744.70        34,303.86     (2,980,226.70)
                                                                ===============================================================

                     American Hawaii Properties Corporation

                                 01-10976 (EIK)


                            Accounts Receivable Aging

                              As of March 31, 2002


                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation

                                 01-10976 (EIK)


                             Accounts Payable Detail

                              As of March 31, 2002


                                  Attachment 8

                                 Not Applicable

DEBTOR:  AMERICAN HAWAII PROPERTIES CORPORATION     CASE NUMBER:  01-10976 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Proceeds of the auctions have been reconciled and the resulting loss on disposition has been recorded.